Putnam Global Health Care Fund
The fund's portfolio
5/31/19 (Unaudited)

COMMON STOCKS (96.9%)(a)
	Shares	Value
Biotechnology (12.0%)
AbbVie, Inc.	147,300	$11,299,383
Alnylam Pharmaceuticals, Inc.(NON)	72,700	4,908,704
Amgen, Inc.	53,335	8,890,945
AnaptysBio, Inc.(NON)(S)	61,708	4,492,959
Ascendis Pharma A/S ADR (Denmark)(NON)(S)	168,400	20,992,743
Blueprint Medicines Corp.(NON)	38,200	2,903,200
Celgene Corp.(NON)	102,500	9,613,475
CSL, Ltd. (Australia)	89,358	12,709,961
Fennec Pharmaceuticals, Inc.(NON)(S)	238,221	893,329
Ironwood Pharmaceuticals, Inc.(NON)(S)	312,500	3,415,625
Mirati Therapeutics, Inc.(NON)(S)	86,211	5,844,244
Momenta Pharmaceuticals, Inc.(NON)	515,200	5,991,776
Orchard Therapeutics PLC ADR (United Kingdom)(NON)(S)	513,800	9,715,958
Regeneron Pharmaceuticals, Inc.(NON)	23,400	7,060,248
Vertex Pharmaceuticals, Inc.(NON)	229,500	38,138,310

		146,870,860
Health-care equipment and supplies (19.8%)
Abbott Laboratories	258,400	19,671,992
Alcon, Inc. (Switzerland)(NON)	156,436	9,097,896
Baxter International, Inc.	216,600	15,907,104
Becton Dickinson and Co.	67,000	15,640,480
Boston Scientific Corp.(NON)	861,500	33,090,215
Danaher Corp.	583,500	77,027,835
Edwards Lifesciences Corp.(NON)	60,300	10,293,210
ICU Medical, Inc.(NON)	24,700	5,256,160
IDEXX Laboratories, Inc.(NON)	35,200	8,791,904
Intuitive Surgical, Inc.(NON)	76,300	35,468,055
Zimmer Biomet Holdings, Inc.	104,700	11,928,471

		242,173,322
Health-care providers and services (13.0%)
Anthem, Inc.	40,700	11,313,786
Cigna Corp.	135,500	20,056,710
Fresenius SE & Co. KGaA (Germany)	124,279	6,308,984
Humana, Inc.	58,500	14,324,310
UnitedHealth Group, Inc.	442,100	106,899,780

		158,903,570
Life sciences tools and services (3.8%)
IQVIA Holdings, Inc.(NON)	62,800	8,531,380
Mettler-Toledo International, Inc.(NON)	23,200	16,775,688
Thermo Fisher Scientific, Inc.	77,100	20,584,158

		45,891,226
Pharmaceuticals (48.3%)
Allergan PLC	87,100	10,618,361
AstraZeneca PLC (United Kingdom)	602,769	44,479,699
Bristol-Myers Squibb Co.	279,300	12,671,841
Daiichi Sankyo Co., Ltd. (Japan)	239,600	11,581,866
Eli Lilly & Co.	432,800	50,178,832
GlaxoSmithKline PLC (United Kingdom)	1,587,725	30,658,747
Johnson & Johnson	467,600	61,325,740
Medicines Co. (The)(NON)(S)	1,001,300	35,696,345
Merck & Co., Inc.	1,272,338	100,781,893
Novartis AG (Switzerland)	866,896	74,451,590
Novo Nordisk A/S Class B (Denmark)	467,745	22,046,168
Pfizer, Inc.	1,235,740	51,307,925
Roche Holding AG (Switzerland)	192,138	50,421,096
Sanofi (France)	258,329	20,862,433
Takeda Pharmaceutical Co., Ltd. (Japan)	373,000	12,574,161

		589,656,697

Total common stocks (cost $947,611,488)		$1,183,495,675

PURCHASED OPTIONS OUTSTANDING (0.0%)(a)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Barclays Bank PLC
Medicines Co. (The) (Put)	Jun-19/27.00	$17,394,883	$487,935	$33,507

Total purchased options outstanding (cost $1,341,821)				$33,507

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Neuralstem, Inc. Ser. K (acquired 4/20/17, cost $—)(RES)	1/9/22	$42.00	18,887	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (6.7%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.56%(AFF)	Shares	55,420,270	$55,420,270
Putnam Short Term Investment Fund 2.52%(AFF)	Shares	21,397,500	21,397,500
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.32%(P)	Shares	1,670,000	1,670,000
U.S. Treasury Bills 2.473%, 7/25/19(SEGSF)		$134,000	133,556
U.S. Treasury Bills 2.438%, 7/11/19(SEGSF)		456,000	454,896
U.S. Treasury Bills 2.443%, 8/1/19(SEGSF)		753,000	750,171
U.S. Treasury Bills 2.458%, 7/18/19(SEGSF)		2,144,000	2,137,849

Total short-term investments (cost $81,963,308)			$81,964,242
TOTAL INVESTMENTS

Total investments (cost $1,030,916,617)			$1,265,493,424

	FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $186,587,100) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Buy	6/19/19	$46,501,848	$47,734,701	$(1,232,853)
	Barclays Bank PLC
		British Pound	Sell	6/19/19	32,371,984	33,796,485	1,424,501
	Citibank, N.A.
		Canadian Dollar	Buy	7/17/19	3,543,278	3,594,005	(50,727)
		Danish Krone	Sell	6/19/19	13,698,103	13,780,714	82,611
	Credit Suisse International
		Japanese Yen	Buy	8/21/19	9,358,183	9,094,056	264,127
	Goldman Sachs International
		Japanese Yen	Buy	8/21/19	37,819,461	36,590,182	1,229,279
	HSBC Bank USA, National Association
		Euro	Buy	6/19/19	4,621,885	4,712,525	(90,640)
	JPMorgan Chase Bank N.A.
		Australian Dollar	Buy	7/17/19	11,129,516	11,438,932	(309,416)
		Swiss Franc	Sell	6/19/19	20,839,560	20,844,398	4,838
	State Street Bank and Trust Co.
		Israeli Shekel	Buy	7/17/19	4,977,260	5,001,102	(23,842)

	Unrealized appreciation						3,005,356

	Unrealized (depreciation)						(1,707,478)

	Total						$1,297,878
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,221,804,367.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $0, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/19
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$50,258,847	$280,336,994	$275,175,571	$890,339	$55,420,270
	Putnam Short Term Investment Fund**	15,737,015	299,985,798	294,325,313	369,811	21,397,500

	Total Short-term investments	$65,995,862	$580,322,792	$569,500,884	$1,260,150	$76,817,770
	* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $55,420,270, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $54,566,656.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,748,955.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $1,702,454 to cover certain derivative contracts.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	DIVERSIFICATION BY COUNTRY⌂
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	73%
	Switzerland	11.1
	United Kingdom	7
	Denmark	3.6
	Japan	2
	France	1.7
	Australia	1.1
	Germany	0.5

	Total	100.0%
	⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Options contracts: The fund used options contracts to hedge against changes in values of securities it owns, owned or expects to own.
	The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
	Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
	Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
	For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $951,462 at the close of the reporting period.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $1,748,955 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,651,913 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Health care	$897,400,970	$286,094,705	$—

Total common stocks	897,400,970	286,094,705	—
Purchased options outstanding	—	33,507	—
Warrants	—	—	—
Short-term investments	23,067,500	58,896,742	—

Totals by level	$920,468,470	$345,024,954	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,297,878	$—

Totals by level	$—	$1,297,878	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$3,005,356	$1,707,478
Equity contracts	33,507	—

Total	$3,038,863	$1,707,478
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$150,000
Forward currency contracts (contract amount)	$159,600,000
Warrants (number of warrants)	74,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com